Exhibit 99.1

SAGALIAM ACQUISITION CORP.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

Sagaliam Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Sagaliam Acquisition Corp. (the “Company”) as of December 23, 2021 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 23, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021.

Tampa, FL

December 30, 2021

F-2

SAGALIAM ACQUISITION CORP.

BALANCE SHEET

DECEMBER 23, 2021

ASSETS
CURRENT ASSETS:
Cash	$762,955
Prepaid expenses	201,377

Total current assets	964,332
NON-CURRENT ASSETS:
Prepaid expenses, net of current portion	100,689
Cash held in Trust Account	116,150,000

TOTAL ASSETS	$117,215,021

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accrued expenses	$72,350
NON-CURRENT LIABILITIES:
Deferred underwriting fee payable	4,025,000

TOTAL LIABILITIES	4,097,350

Commitments and Contingencies
Class A common stock 11,500,000 shares, subject to possible redemption at $10.10 per share	116,150,000

Stockholders’ deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 515,000 issued and outstanding (excluding 11,500,000 shares subject to possible redemption)	52
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 2,875,000 shares issued and outstanding	288
Accumulated deficit	(3,032,669)
Total stockholders’ deficit	(3,032,329)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$117,215,021

The accompanying notes are an integral part of the financial statement.

F-3

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 1 – Description of Organization and Business Operations and Liquidity

Sagaliam Acquisition Corp. (the “Company”) is a blank check company incorporated in the state of Delaware on March 31, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses (a “Business Combination”).

The Company has selected December 31, as its fiscal year.

The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 23, 2021, the Company had not yet commenced any operations. All activity for the period from March 31, 2021 (inception) through December 23,2021 relates to the Company’s formation and the initial public offering (“Initial Public Offering”).

The registration statement for the Company’s Initial Public Offering was declared effective on December 23, 2021. On December 23, 2021, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units” and, with respect to the Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating total gross proceeds of $115,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to the Company’s Sponsor, Sagaliam Sponsor, LLC (the “Sponsor”), generating gross proceeds of $4,000,000, which is described in Note 4.

Transaction costs amounted to $8,525,729, consisting of $1,150,000 of underwriting fees, $4,025,000 of deferred underwriting fees, $1,150,000 for the fair value of Class A shares issued to underwriter as representative shares (see Note 6), $1,634,620 for the fair value of the Founder Shares in excess of amounts paid by anchor investors (see Note 5), and $566,109 of offering costs. The Company’s remaining cash after payment of the offering costs is held outside of the Trust Account for working capital purposes.

Following the closing of the Initial Public Offering on December 23, 2021, an amount of $10.10 per unit or an aggregate of $116,150,000 has been placed in a trust account , (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $150,000 of interest to pay dissolution expenses), the proceeds from this offering and the sale of the Private Placement Units will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within 12 months (or 13 to 18 months, as applicable) from the closing of this offering, subject to applicable law. The proceeds deposited in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the initial business combination either (i) in connection with a stockholder meeting called to approve the initial business combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed initial business combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.10 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

F-4

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 1 – Description of Organization and Business Operations and Liquidity (cont.)

The shares of common stock subject to redemption are recorded at a redemption value and classified as temporary equity as of the Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.

The Company has 12 months from the closing of the Public Offering, unless such period is extended. If the Company has executed a definitive agreement and filed a proxy statement for an initial business combination within 12 months from the closing of the Public Offering, the period of time the Company will have to consummate an initial business combination will be automatically extended by an additional four months to an aggregate of 16 months without additional cost. However, if the Company is not able to consummate an initial business combination within 12 months and the Company has not entered into a definitive agreement or filed a proxy statement for an initial business combination by such date, the Company may, by resolution of the board if requested by the sponsor, extend the time available to consummate an initial business combination for an additional three months up to two times (for a total of 18 months to complete a business combination) by paying into the trust account $1,150,000 ($0.10 per share in either case) on or prior to the date of the deadline. The Company will only be able to extend the period of time to consummate a business combination by an additional three months two times (for a total of six months) (the “Combination Period”). However, if the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay its franchise and income taxes (less up to $150,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s Rights, which will expire worthless if the Company fails to complete an initial business combination within the Combination Period.

The Sponsor, officers and directors have agreed to (i) waive their redemption rights with respect to their founder shares, private placement shares and public shares in connection with the completion of the initial business combination, (ii) waive their redemption rights with respect to their founder shares, private placement shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, and (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if the Company fails to complete the initial business combination within the Combination Period.

The Company’s Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked its Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether its Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Company’s Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations.

F-5

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 1 – Description of Organization and Business Operations and Liquidity (cont.)

Liquidity

Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account that is used to fund offering expenses was released to the Company for general working capital purposes. Further, the Company has access up to $1,500,000 in working capital loans subsequent to the Initial Public Offering, as described in Note 5. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations one year from the date this financial statement is issued and therefore substantial doubt has been alleviated.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 2 – Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-6

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 2 – Significant Accounting Policies (cont.)

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 23, 2021.

Cash Held in Trust Account

As of December 23, 2021, the Company had $116,150,000. in cash held in the Trust Account.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC 480. Common stock subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as stockholders’ equity. The Company’s common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Class A common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A common stock are affected by charges against additional paid-in capital and accumulated deficit.

As of December 23, 2021, 11,500,000 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheet.

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - Expenses of Offering. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $8,525,729 consisting of $1,150,000 of underwriting fees, $4,025,000 of deferred underwriting fees, $1,150,000 for underwriting related costs recognized for representative shares, $1,634,620 for the fair value of the Founder Shares in excess of amounts paid by anchor investors (see Note 5), and $566,109 of other offering costs.

Income Taxes

The Company accounts for income taxes under ASC 740, Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

F-7

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 2 – Significant Accounting Policies (cont.)

Income Taxes (cont.)

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement. Since the Company was incorporated on March 31, 2021, the evaluation was performed for the upcoming 2021 tax year which will be the only period subject to examination.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 23, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Note 3 – Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 11,500,000 Units, at a purchase price of $10.00 per Unit. Each unit consists of one share of Class A common stock, and one right (“Public Right”). Each Public Right will entitle the holder to receive one-eighth of one share of Class A common stock at the closing of a Business Combination. (See Note 7).

Note 4 – Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 400,000 Private Placement Units at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $4,000,000. Each Private Right consists of one share of Class A common stock (“Private Placement Share”) and one right (“Private Placement Right”). Each Private Placement Right entitles the holder to receive one-eighth of one share of Class A common stock at the closing of a Business Combination.

F-8

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 4 – Private Placement (cont.)

The Company’s Sponsor, officers and directors have agreed to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and public shares in connection with the completion of the Company’s initial business combination, (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination during the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares and Private Placement Shares if the Company fails to complete its initial business combination during the Combination Period. In addition, the Company’s Sponsor, officers and directors have agreed to vote any Founder Shares and Private Placement Shares held by them and any public shares purchased during or after the Proposed Public Offering (including in open market and privately negotiated transactions) in favor of the Company’s initial business combination.

Note 5 – Related Party Transactions

Founder Shares

On April 5, 2021, the Company issued 2,875,000 shares of Class B common stock (the “Founder Shares”) to the Sponsor for $25,000 in cash, or approximately $0.009 per share, in connection with formation (up to 375,000 of which are subject to forfeiture by the Sponsor if the underwriters’ over-allotment option is not exercised in full or in part). Thereafter, the Sponsor transferred a total of 225,000 founder shares to the Company’s officers and director nominees. The Sponsor and the Company’s officers and director nominees will collectively own 20% of the Company’s issued and outstanding shares after the Public Offering (assuming that none of the Sponsor and the Company’s officers and director nominees purchase any Public Shares in the Public Offering and excluding the Private Placement Shares and Representative’s Shares (as defined below). All share and per-share amounts have been retroactively restated.

The initial holders of the Founder Shares have agreed not to transfer, assign or sell any of the Founder Shares until the earlier of (i) one year after the date of the consummation of the Company’s initial business combination or (ii) the date on which the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of the Company’s shares of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing 150 days after the Company’s initial business combination, the Founder Shares will no longer be subject to such transfer restrictions.

A total of ten anchor investors each purchased an allocation of units as determined by the underwriters, in the Initial Public Offering at the offering price of $10.00 per unit. Pursuant to such units, the anchor investors have not been granted any shareholder or other rights in addition to those afforded to the Company’s other public shareholders. Further, the anchor investors are not required to (i) hold any units, Class A common stock or rights they may purchase in the Initial Public Offering or thereafter for any amount of time, (ii) vote any Class A common stock they may own at the applicable time in favor of the Business Combination or (iii) refrain from exercising their right to redeem their public shares at the time of the Business Combination. The anchor investors will have the same rights to the funds held in the trust account with respect to the Class A common stock underlying the units purchased in the Initial Public Offering as the rights afforded to the Company’s other public shareholders.

F-9

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 5 – Related Party Transactions (cont.)

Founder Shares (Cont.)

Each anchor investor has entered into separate investment agreements with the Company and the Sponsor pursuant to which each anchor investor has purchased a specified number of Units for an aggregate of 990,000 Units at a purchase price of $10.00 per unit. In addition, the Sponsor sold the ten anchor investors an aggregate of 200,000 of Founder Shares at a purchase price of $0.0029 per share. Pursuant to the investment agreements, the anchor investors have agreed to (a) vote any Founder Shares held by them in favor of the Business Combination and (b) subject any Founder Shares held by them the same lock-up restrictions as the Founder Shares held by the Sponsor.

The Company estimated the fair value of the 200,000 Founder Shares attributable to the anchor investors to be worth approximately $1,635,200 or $8.176 per share. The excess of the fair value of the Founder Shares sold over the purchase price of $580 was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, the offering cost have been allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received.

Promissory Note – Related Party

The Sponsor agreed to loan the Company an aggregate of up to $400,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). This loan was non-interest bearing and payable on the earlier of (i) December 31, 2021, or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note was repaid on December 23, 2021, upon the closing of the Initial Public Offering.

Administrative Support Agreement

The Company has entered into an agreement with the Sponsor, to pay a total of 20,000 per month for officer’s salaries, office space, secretarial and administrative services. Upon the completion of an initial Business Combination or liquidation, the Company will cease paying these monthly fees.

Related Party Loans

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company may repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans could be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to 1,500,000 of such Working Capital Loans may be convertible into Units of the post Business Combination entity at a price of $10.00 per Unit. The Units would be identical to the Private Placement Units. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans.

As of December 23, 2021 the Company had no borrowings under the Working Capital Loans.

Note 6 – Commitments and Contingencies

Registration and Shareholder Rights Agreement

The holders of the Founder Shares, Private Placement Units and rights may be issued Units upon conversion of Working Capital Loans to Class A common stock issuable upon the exercise of the Private Placement statements.

F-10

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 6 – Commitments and Contingencies (cont.)

Underwriting Agreement

The underwriters were entitled to a cash underwriting discount of one percent (1%) of the gross proceeds of the Public Offering, or $1,150,000. The Company has also agreed to issue to EF Hutton, the representative of underwriters, and/or its designees, 115,000 shares of the Class A common stock (the “Representative’s shares”) upon the consummation of this offering, as compensation in connection with this offering. Additionally, the underwriters will be entitled to a deferred underwriting discount of 3.5% of the gross proceeds of the Public Offering upon the completion of the Company’s initial business combination.

The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Note 7 – Stockolders’ Deficit

Class A Common Stock—The Company is authorized to issue 100,000,000 Class A common stock with a par value of $0.0001 per share. At December 23, 2021, there were 515,000 Class A common stock issued and outstanding, excluding 11,500,000 Class A common stock subject to possible redemption.

Class B Common Stock—The Company is authorized to issue 10,000,000 Class B common stock with a par value of $0.0001 per share. At December 23 2021, there were 2,875,000 Class B common stock issued and outstanding.

The shares of Class B common stock will automatically convert into shares of the Company’s Class A common stock at the time of its initial business combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in this prospectus and related to the closing of the initial business combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of this offering (not including the Private Placement Shares and Representative’s Shares) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination or any units issued to the Sponsor, its affiliates or certain of officers and directors upon conversion of working capital loans made to the Company).

Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, with each share of common stock entitling the holder to one vote, except as required by law or the Company’s amended and restated certificate of incorporation.

Preferred Shares —The Company is authorized to issue 1,000,000 shares of preferred shares, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 23, 2021, there were no preferred shares issued or outstanding.

Rights – Each holder of a right will automatically receive one-eighth (1/8) of one share of Class A common stock upon consummation of a Business Combination, except in cases where we are not the surviving company in a business combination or the registered holder of a certificated right fails to tender their original rights certificate, and even if the holder of such right redeemed all shares of Class A common stock held by it in connection with a Business Combination. No additional consideration will be required to be paid by a holder of Public Rights in order to receive its additional shares upon consummation of a Business Combination, as the consideration related thereto has been included in the unit purchase price paid for by investors in the Proposed Public Offering.

F-11

SAGALIAM ACQUISITION CORP.

NOTES TO THE FINANCIAL STATEMENT

Note 7 – Stockolders’ Deficit (Cont.)

Rights (Cont.)

If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Public Rights to receive the same per share consideration the holders of shares of Class A common stock will receive in the transaction on an as-exchanged for Class A common stock basis, and each holder of a Public Right will be required to affirmatively exchange its Public Rights in order to receive the 1/8 share underlying each Public Right (without paying any additional consideration) upon consummation of a Business Combination. More specifically, the Public Rights holder will be required to indicate its election to exchange the Public Right for the underlying shares as well as to return the original rights certificates to the Company within a fixed period of time after which period the rights will expire worthless.

Pursuant to the rights agreement, a rights holder may exchange rights only for a whole number of shares of Class A common stock. This means that the Company will not issue fractional shares in connection with an exchange of rights and rights may be exchanged only in multiples of 8 rights (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like). Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Delaware General Corporation Law.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Rights will not receive any such funds with respect to their Public Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Rights, and the Public Rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to holders of the Public Rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Dividends

The Company has not paid any cash dividends on the common stock to date and does not intend to pay cash dividends prior to the completion of the initial Business Combination.

Note 8—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

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